EXHIBIT 10.1

                           SHARE PURCHASE AGREEMENT -
                  M. JOHNSON & ASSOCIATES COMMUNICATIONS, INC.


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                            SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement ("Agreement"), between M. JOHNSON & ASSOCIATES COMMUNICATIONS, INC. ("MJAC") a Maryland Corporation, referred to as "SELLERS", and WatchOut! Inc. d/b/a Innovative Cybersystems (WatchOut!), a Utah corporation, referred to as "BUYER".

                              W I T N E S S E T H:

     A. WHEREAS, WatchOut! Inc. is a corporation organized under the laws of Utah.

     B. WHEREAS, MJAC is a corporation organized under the laws of Maryland.

     C. WHEREAS, SELLER is willing to sell, and BUYER desires to purchase certain issued and outstanding shares of capital stock in MJAC, as specified on Exhibit A.

     D. WHEREAS,   WatchOut!  and  MJAC  will  benefit  from  the  transactions contemplated hereby and desire to implement the contemplated transaction.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                THE CONSIDERATION

         SELLERS shall sell and cause to be delivered and BUYER shall purchase the shares of MJAC common stock as specified on Exhibit A. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date which shall be on or before February 25, 2000. The purchase price for the MJAC shares to be paid by BUYER to SELLERS is 2,500,000 shares of Buyer's stock.

                                   ARTICLE II

                               DELIVERY OF SHARES

          The certificates representing all of the shares which shall be purchased shall be delivered and conveyed by SELLERS to BUYER with duly executed stock powers, upon receipt of the consideration by SELLERS.


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                                  ARTICLE III

        REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLERS AS TO MJAC

         These representations or warranties are made by SELLERS as individuals, and as officers and directors of MJAC.

         SELLERS hereby represent, warrant, and covenant to BUYER as follows:

     3.1 MJAC is a corporation duly organized, validly existing and in good standing under the laws of Maryland, and has the corporate power and authority to carry on its business as it is now being conducted. The Articles of Incorporation of MJAC and amendments, copies of which have been delivered to BUYER, are complete and accurate, and the minute books of MJAC, which will be delivered to BUYER contain a complete and accurate record of all material actions taken at, all meetings of the shareholders and Board of Directors of MJAC.

     3.2 The aggregate number of shares which MJAC is authorized to issue is 100,000 shares with a par value of $.01 per share, of which, 100 shares are issued and outstanding. Such shares are fully paid and non-assessable. MJAC has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock.

     3.3 SELLERS have complete and unrestricted power to enter into and, upon receipt of the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.4 SELLERS own the common shares of MJAC free and clear of all liens and encumbrances, and are authorized to sell such shares to BUYER, subject only to the pledge agreements and debts recited hereinafter

     3.5 SELLERS who represent MJAC shall not enter into or consummate any transactions other than those required in the normal course of business, prior to the Closing Date and will pay no dividend, or increase the compensation of officers and will not enter into any other business agreement or transaction, prior to closing date.

     3.6 The representations and warranties of SELLERS shall be true and correct as of the date hereof and as of the Closing Date.

     3.7 SELLERS have delivered to buyer all of the corporate books and records of MJAC for review. SELLERS will also deliver to buyer on or before the Closing Date any reports relating to the financial and business condition of MJAC which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

     3.8 No representation or warranty by SELLERS in this Agreement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

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     3.9 Buyer shall have the ability to appoint 1 board  member to MJAC's Board of Directors once they own 51% of Seller.

     3.10 SELLERS have delivered to buyer financial statements of MJAC. All such financial statements, herein sometimes called " Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of the periods indicated. All financial statements of MJAC will have been prepared in accordance with generally accepted accounting principles, and will be "unqualified" except as to "going concern."

     3.11 Since the dates of the MJAC Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of MJAC. MJAC does not have any material liabilities or obligations, secured or unsecured, except as shown in the financial statements.

     3.12 There are no pending legal proceedings or regulatory proceedings involving MJAC, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers of MJAC, threatened against MJAC or affecting any of their assets or properties, and MJAC is not in any material breach or violation of or default under any contract or instrument to which MJAC is a party.

     3.13 MJAC shall not enter into or consummate any transactions prior to the Closing Date and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction, without consent of BUYER.

     3.14 The representations and warranties of SELLERS shall be true and correct as of the date hereof and as of the Closing Date.

     3.15 MJAC has no employee benefit plan in effect at this time.

     3.16 No representation or warranty in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.


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                                   ARTICLE IV

               REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BUYER

     No representations or warranties are made by any director, officer, employee, or shareholder of buyer as individuals, except as and to the extent stated in this Agreement or in a separate written statement.

     BUYER hereby represents, warrants, and covenants to SELLERS as follows:

     4.1 BUYER is a corporation duly organized, validly existing, and in good standing under the laws of the state of, Utah and has the corporate power and authority and to carry on its business as it is now being conducted.

     4.2 BUYER has complete and unrestricted power to enter into this agreement; and, to consummate the transactions contemplated by this Agreement.

     4.3 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by BUYER will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of BUYER.

     4.4 The execution of this Agreement has been duly authorized and approved by the BUYER S Board of Directors.

     4.5 The representations and warranties of BUYER shall be true and correct as of the date hereof and as of the Closing Date.


                                    ARTICLE V

               OBLIGATIONS OF THE PARTIES PENDING THE CLOSING DATE

     5.1 At all times prior to the Closing Date during regular business hours, each party will permit the other to examine its books and records to the extent the same are relevant to the purchase of the shares of MJAC and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other party with information which is confidential or proprietary information. During the term of this Agreement, and for two years following the earlier of the Closing or the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly destroy, return, or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

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     5.2 SELLERS and BUYER shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

     5.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI

                              PROCEDURE FOR CLOSING

     6.1 At the Closing Date, the purchase and sale shall be effected with share certificates of MJAC together with stock powers executed in blank, being delivered to escrow agent for all shares which may be purchased in accordance with Exhibit "A".

                                   ARTICLE VII

                           CONDITIONS PRECEDENT TO THE
                          CONSUMMATION OF THE PURCHASE

     The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

     7.1 SELLERS and BUYER shall each have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date and SELLERS and BUYER shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

     7.2 This Agreement and the transactions contemplated herein shall have been duly and validly authorized, approved and adopted by SELLERS, and buyer in accordance with the applicable laws.

     7.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which if decided adversely to any party hereto or its directors or officers MJAC would materially and adversely affect the business, assets, or financial position of MJAC.

     7.4 The representations and warranties made by SELLERS and by BUYER in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date.

     7.5 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of Buyer. However, either BUYER or SELLER may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.


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                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

     8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Closing
Date:

     (a) By mutual consent of SELLERS and BUYER;

     (b) By either party, if any condition set forth in Article VII relating to the other party has not been met or has not been waived;

     (c) By BUYER and SELLER if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

     (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

     8.2 Any of the terms or conditions of this Agreement may be waived at any time by the party, which is entitled to the benefit thereof.

                                   ARTICLE IX

            TERMINATION COVENANTS, OF REPRESENTATIONS, AND WARRANTIES

     The respective covenants, representations and warranties of the parties hereto as contained herein shall survive the Closing for a period of two years.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein, referenced herein, or those provided for herein.

     10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     10.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use commercially reasonable efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     10.4 This Agreement may be amended only in writing duly executed by all parties hereto.

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     10.5 Any notices,  requests, or other communications  required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

 SELLERS:

 To:              M. Johnson & Associates Communications, Inc.
                  1023 N. Charles Street
                  Suite R3I
                  Baltimore, MD 21202

 Copy to:         John Browning
                  Attorney at Law
                  102 W. Pennsylvania Ave.
                  Suite 600
                  Towson, MD 21204


 BUYERS:

 To:              Innovative Cybersystems Corp.
                  20283 State Road 7, #400
                  Boca Raton, FL 33498

 copy to:         Deborah K. Hausman
                  Attorney at Law
                  20283 State Road 7, #400
                  Boca Raton, FL 33498

 or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

     IN WITNESS WHEREOF, THE PARTIES HAVE SET THEIR HANDS THIS 25TH day of February, 2000.

SELLER: M. JOHNSON & ASSOCIATES COMMUNICATIONS, INC.


-------------------------------

BUYER: WatchOut! Inc. d/b/a Innovative Cybersystems

--------------------------------
Kevin Waltzer, President


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                                    EXHIBIT A

Buyer shall purchase 51% ownership of M. JOHNSON & ASSOCIATES COMMUNICATIONS, INC. from the present shareholders with one payment of 2,500,000 shares of Buyers stock payable on March 15, 2000.